                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  April 26, 1996


                           C.I.S. TECHNOLOGIES, INC.
            (Exact name of registrant as specified in its charter)


      Delaware                        0-15457            73-1199382
(State or other jurisdiction of     (Commission       (I.R.S. Employer
incorporation or organization)      File Number)      Identification Number)

    6100 South Yale Avenue, Suite 1900, Tulsa, OK             74136
(Address of registrant's principal executive offices)       (Zip Code)


      Registrant's telephone number, including area code:  (918) 496-2451












Exhibit Index Page:     3









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Item 5.  Other Events

(a) On April 26, 1996, CIS Technologies, Inc. (the "Company") filed a Notice of Postponement of Annual Meeting of Shareholders with the Securities and Exchange Commission postponing until further notice the annual meeting of the shareholders of the Company originally scheduled to be held May 9, 1996. The Notice of Postponement was released for mailing on April 26, 1996 to shareholders of record as of March 15, 1996, and a copy thereof is attached hereto as Exhibit 99(a).











































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                           C.I.S. TECHNOLOGIES, INC.
                               INDEX TO FORM 8-K

Item 7.     Financial Statements and Exhibits

      (c)   Exhibits


                                                                 Page(s) of this
                                                                 Form or Report
                                                                 Exhibit
                                                                 previously
 Number                    Description                           filed

 (99)                      a.  Notice of Postponement of Annual
                           Meeting of Shareholders.                   4


                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



C.I.S. TECHNOLOGIES, INC.



/s/ Thomas G. Noulles
Thomas G. Noulles
Vice President, Chief Counsel and Secretary

Date: April 29, 1996














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